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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          August   9, 1998
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                               AMBIENT CORPORATION
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             (Exact name of registrant as specified in its charter)


     Delaware                       0-23723                    98-0166007
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(State or other                     (Commission              (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


                  270 Madison Avenue, New York, New York 10016
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (888) 861-0205
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          (Former name or former address, if changed since last report)

                             Page 1 of 4 total pages

                       (Exhibit index is found on page 4)






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ITEM 4.  Changes in Registrant's Certifying Accountant.

                  On August 9, 1998, Ambient Corporation (the "Issuer") retained as its independent accountants the firm of Brightman, Bar-levav, Friedman & Co., the Israeli affiliate of Deloitte Touche Tohmatsu to replace Luboshitz, Kasierer & Co., a member firm of Andersen Worldwide. Luboshitz, Kasierer & Co. was dismissed by the Issuer effective August 9, 1998. The decision to change accountants was recommended and approved by the Issuer's Board of Directors.

         During the Issuer's last two fiscal years and the subsequent interim period prior to the dismissal, there were no disagreements between the Issuer and the accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The report of the Issuer's independent accountants with respect to the Issuer's financial statements as of December 31, 1997 and 1996 and for the years then ended contains an opinion from the accountants that certain factors regarding the Issuer's operations raise substantial doubt about the Issuer's ability to continue as a going concern.

ITEM 7.  Financial Statements and Exhibits.

         (c) The following documents are filed herewith as exhibits to this Form 8-K:

             *16.1 Letter from Luboshitz, Kasierer & Co. regarding change in certifying accountant.


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          *To be filed by amendment within 10 business days after the filing of this report.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 9, 1998



                                       AMBIENT CORPORATION

                                       By:  /s/ Jacob Davidson
                                          ______________________________________
                                          Jacob Davidson
                                          President and
                                          Chief Executive Officer







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                                  Exhibit Index

  *16.1 Letter from Luboshitz, Kasierer & Co. regarding change in certifying accountant.


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          *To be filed by amendment within 10 business days after the filing of this report.




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